Exhibit 10.37

FIRST AMENDMENT TO THE
ASSET PURCHASE AGREEMENT|
BY AND AMONG
VILLA HOMES WEST, INC., D/B/A WOODSIDEMANAGEMENT GROUP,
RIDGEWOOD MANOR, LLC,
PARKVIEW REAL ESTATE, LTD.,
WOODSIDE PROPERTIES I, LTD., AND
WOODSIDE PROPERTIES II, LTD.,
(COLLECTIVELY AS “SELLER”)
AND
OP MAUMEE, INC.,
RE MAUMEE, INC.,
OP CAREY, INC.,
RE CAREY, INC.,
OP1 FREMONT, INC.,
RE1 FREMONT, INC.,
OP2 FREMONT, INC.,
RE2 FREMONT, INC.,
OP KENTON, INC.
(COLLECTIVELY AS “BUYER”)
Dated as of September _____, 2002

FIRST AMENDMENT TO THE
ASSET PURCHASE AGREEMENT
THIS FIRST AMENDMENT TO THE ASSET PURCHASE AGREEMENT (“First Amendment”) is made and entered into as of September ___, 2002, by and among VILLA HOMES WEST, INC., D/B/A WOODSIDE MANAGEMENT GROUP, RIDGEWOOD MANOR, LLC, PARKVIEW REAL ESTATE, LTD., WOODSIDE PROPERTIES I, LTD., AND WOODSIDE PROPERTIES II, LTD. (collectively as “Seller”) and OP MAUMEE, INC., RE MAUMEE, INC., OP CAREY, INC., RE CAREY, INC., OP1 FREMONT, INC., RE1 FREMONT, INC., OP2 FREMONT, INC., RE2 FREMONT, INC., OP KENTON, INC. (collectively as “Buyer”).
WITNESSETH:
     WHEREAS, Seller and Buyer entered into a certain Asset Purchase Agreement as of August 30, 2002, whereby Buyer agreed to purchase from Seller certain nursing homes owned by Seller and located throughout Ohio, as specifically set forth in said Asset Purchase Agreement (the “Agreement”);
     WHEREAS, a set of facts has arisen that has caused the parties to desire to supplement and amend certain terms of the Agreement, as set forth in this First Amendment.
     NOW, THEREFORE, for and in consideration of the premises, and the agreements, covenants, representations and warranties hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of all of which are forever acknowledged and confessed, the parties hereto, intending to be legally bound hereby, agree as follows:
     1. Article 2, Financial Arrangements, shall be amended, at Section 2.1.1(a), to read as follows:
2.1.l(a) $500,000 in the form of a Note, payable to Villa Homes West, Inc., by Buyer, to accrue interest at 7% per annum, with interest payments only for a period of five (5) years (“Note”), as said Note may be adjusted pursuant to the provisions of Section 2.3 herein.
The remainder of Section 2.1.1(a) shall remain unchanged.
     2. Article 2, Financial Arrangements, Section 2.3, Purchase Price Adjustments, shall be amended by adding the following language:
“The cost associated with compliance with or the conditions to be met with respect to any variance from the roles and regulations referred to in Sections 8.19 and 9.8 hereof shall be borne by Buyer and shall be treated as an adjustment to the Purchase Price which shall reduce the principal amount of the Note. On and after Closing, Buyer shall be responsible for compliance with Rules 3701-17-01 to 3701-17-26 of the Ohio Administrative Code and any costs or expenses associated with such compliance or the conditions to any variance therefrom and, notwithstanding anything contained therein to the contrary, Seller shall not be liable for any indemnity hereunder with respect to such compliance or the conditions to any variance therefrom or any costs or expenses associated therewith.
     3. Article 3, Closing, is hereby amended at Section 3.1 to provide that Closing shall occur, as stated, “on or before November 27, 2002. In the event that Closing does not occur on or before November 27, 2002, the parties agree to an automatic extension of the Closing until December 31, 2002, or at such later or earlier date and/or such other location as the parties hereby may mutually agree in writing or as otherwise provided in this Agreement (the “Closing Date”). The Closing shall be effective as of 12:01 a.m. then prevailing eastern time on the day following the Closing Date (the “Effective Time”).”
     4. Article 8, Conditions Precedent to Obligations of Buyer, is hereby amended to add the following provision:
8.19	Minimum Room Size Requirement. Seller shall comply with Rules 3701-17-01 to 3701-17-26 of the Ohio Administrative Code. To the extent Seller does not comply with Rule 3701-17-23 of the Ohio Administrative Code, Seller shall have submitted a written compliance plan to the appropriate District Office, Bureau of Long Term Care Quality, on or before October 20, 2002, outlining the steps to be taken to bring the nursing home into compliance by October 20, 2005. Seller shall submit the written compliance plan to Buyer for Buyer’s review and approval before submitting such plan to the appropriate District Office, Bureau of Long Term Care Quality, and Seller and Buyer shall have reached agreement on the costs and expenses associated with such plan. Such compliance plan/variance shall not be a breach by Seller of Section 4.9 herein.
     5. A new Section 9 to the Conditions Precedent to Obligations of Seller, shall read as follows:
9.8	Minimum Room Size Requirement. Seller shall comply with Rules 3701-17-01 to 3701-17-26 of the Ohio Administrative Code. To the extent Seller does not comply with Rule 3701-17-23 of the Ohio Administrative Code, Seller shall have submitted a written compliance plan to the appropriate District Office, Bureau of Long Term Care Quality, on or before October 20, 2002, outlining the steps to be taken to bring the nursing home into compliance by October 20, 2005. Seller shall submit the written compliance plan to Buyer for Buyer’s review and approval before submitting such plan to the appropriate District Office, Bureau of Long Term Care Quality, and Seller and Buyer shall have reached agreement on the costs and expenses associated with such plan.

Such compliance plan/variance shall not be a breach by Seller of Section 4.9 herein.
     6. Article 11, at Section 11.1, shall be amended at subsection (v), by substituting the date December 31, 2002, instead of November 30, 2002.
     7. In all other respects, the parties hereby ratify and confirm the remaining terms of the Agreement.
     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed in multiple originals by their duty authorized officers, all as of the date and year first above written. This First Amendment may be executed and delivered in multiple counterparts and each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same First Amendment.

BUYER:	OP MAUMEE, INC.
	By:	/s/ Lawrence R. Deering
	Name:	Lawrence R. Deering
	Title:	Chairman and Chief Executive Officer

RE MAUMEE, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

OP CAREY, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

RE CAREY, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

OP1 FREMONT, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

RE1 FREMONT, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

OP2 FREMONT, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

RE2 FREMONT, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

OP KENTON, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

SELLER:	VILLA HOMES WEST, INC., D/B/A WOODSIDEMANAGEMENT GROUP
	By:	/s/ Patrick Kriner
	Name:	Patrick Kriner
	Title:	President

RIDGEWOOD MANOR, LLC
By:	/s/ Patrick Kriner
Name:	Patrick Kriner
Title:	Member

PARKVIEW REAL ESTATE, LTD.
By:	/s/ Patrick Kriner
Name:	Patrick Kriner
Title:	Member

WOODSIDE PROPERTIES I, LTD.
By:	/s/ Patrick Kriner
Name:	Patrick Kriner
Title:	Member

WOODSIDE PROPERTIES II, LTD.
By:	/s/ Patrick Kriner
Name:	Patrick Kriner
Title:	Member